UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2024

ProFrac Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41388	87-2424964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Shops Boulevard, Suite 301, Willow Park, Texas	76087
(Address of principal executive offices)	(Zip Code)

(254) 776-3722

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ACDC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indenture and New Notes

On June 12, 2024, ProFrac Holdings II, LLC, a Texas limited liability company (“ProFrac Holdings II”) and an indirect wholly-owned subsidiary of ProFrac Holding Corp. (the “Company” or “ProFrac”), issued $120 million aggregate principal amount of its Senior Secured Floating Rate Notes due 2029 (the “New Notes”) to Beal Bank and Beal Bank USA in connection with the acquisition of four fleets from a private seller for cash. The New Notes were issued as additional notes pursuant to the first supplemental indenture, dated as of June 12, 2024 (the “First Supplemental Indenture”) to the indenture, dated as of December 27, 2023 (the “Original Indenture”), by and among ProFrac Holdings II, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, calculation agent and collateral agent. Also on June 12, 2024, the subsidiary holding the acquired assets entered into the Second Supplemental Indenture to guarantee ProFrac Holding II’s obligations under the Original Indenture and pledge its assets (the “Second Supplemental Indenture,” and, collectively with the Original Indenture and the First Supplemental Indenture, the “Indenture”).

The New Notes and the notes previously issued under the Indenture (the “Existing Notes,” together with the New Notes, the “Notes”) will be treated as a single series of securities under the Indenture and the New Notes will have substantially identical terms, other than the issue date, issue price and first payment date, as the Existing Notes and be secured by a security interest in the same collateral.

ProFrac Holdings II will prepay $12.308 million aggregate principal amount of the Notes (or such lesser principal amount as shall then be outstanding) on each of June 30, 2024, September 30, 2024 and December 31, 2024, and $18.462 million aggregate principal amount of the Notes (or such lesser principal amount as shall then be outstanding) at the end of each calendar quarter thereafter, in each case, subject to adjustment for redemptions and prepayments.

The foregoing description of the Indenture is not complete and is qualified in its entirety by reference to the full text of the Original Indenture, which such Original Indenture has been previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed by ProFrac on December 28, 2023 and is incorporated herein by reference, the First Supplemental Indenture, a copy of which is filed as Exhibit 4.3 hereto and is incorporated herein by reference, and the Second Supplemental Indenture, a copy of which is filed as Exhibit 4.4 hereto and is incorporated herein by reference.

Eighth Amendment to the Credit Agreement

On June 10, 2024, ProFrac Holdings II, ProFrac Holdings, LLC, a Texas limited liability company (“Parent”) and the other guarantors party thereto entered into the Eighth Amendment to Credit Agreement (the “Amendment”) with JPMorgan Chase Bank, N.A., as agent and collateral agent, and the lenders party thereto. The Amendment amends the Credit Agreement, dated as of March 4, 2022 (as amended, supplemented or otherwise modified, including by the Amendment, the “Credit Agreement”), by and among ProFrac Holdings II, as borrower, Parent, as a guarantor, the other guarantors party thereto, the lenders and letter of credit issuers party thereto, and JPMorgan Chase Bank, N.A., as agent, collateral agent and swingline lender, to, among other things, permit the consummation of the acquisition, permit ProFrac Holdings II to incur the New Notes in accordance with the terms of the Credit Agreement and the Initial Intercreditor Agreement (as defined in the Credit Agreement) and, together with the related supplements to the Loan Documents (as defined in the Credit Agreement), cause the subsidiary holding the acquired assets to become a guarantor under the Credit Agreement and to pledge substantially all of its assets subject to the Initial Intercreditor Agreement.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 to this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of December 27, 2023, by and among ProFrac Holdings II, LLC, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, calculation agent and collateral agent (incorporated by reference to Exhibit 4.1 to ProFrac Holding Corp.’s Current Report on Form 8-K filed with the SEC on December 28, 2023).

4.2	Form of Senior Secured Floating Rate Note (included in Exhibit 4.1).

4.3*	First Supplemental Indenture, dated as of June 12, 2024, among ProFrac Holdings II, LLC, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, calculation agent and collateral agent.

4.4*	Second Supplemental Indenture, dated as of June 12, 2024, among ProFrac Holdings II, LLC, Advanced Stimulation Technologies, Inc. and U.S. Bank Trust Company, National Association, as trustee, calculation agent and collateral agent.

10.1*	Eighth Amendment to Credit Agreement, dated as of June 10, 2024, by and among ProFrac Holdings II, LLC, ProFrac Holdings, LLC, the other guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as the agent and collateral agent for the lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFRAC HOLDING CORP.

Dated: June 14, 2024	By:	/s/ Steven Scrogham
Steven Scrogham
Chief Legal Officer, Chief Compliance Officer and Corporate Secretary